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                                  Exhibit 10.10

                        Capital One Financial Corporation

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           Amended and Restated Change of Control Employment Agreement

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Each of the following executive officers of Capital One Financial Corporation has entered into an Amended and Restated Change of Control Employment Agreement, between the executive officer and the registrant, in the form previously filed with the Securities and Exchange Commission on March 23, 2000 as Exhibit 10.10.2 to the Form 10-K for the year ended December 31, 1999 as amended:

Gregor S. Bailar
Marjorie M. Connelly
Larry A. Klane
Dennis H. Liberson
William J. McDonald
Peter A. Schnall
Catherine G. West